                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CIGNA HIGH INCOME SHARES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

    1)    Title of each class of securities to which transaction applies:

          _______________________________________________________________

    2)    Aggregate number of securities to which transaction applies:

          _______________________________________________________________

    3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _______________________________________________________________

    4)    Proposed maximum aggregate value of transaction:

          _______________________________________________________________

    5)    Total fee paid:

          _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1)   Amount Previously Paid:

          ______________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________

     3)   Filing Party:

          ______________________________________________________________

     4)   Date Filed:

          ______________________________________________________________

                            CIGNA HIGH INCOME SHARES



                                                        Worcester, Massachusetts
                                                                  March 13, 2000

   To Our Shareholders:

     The Annual Meeting of Shareholders of CIGNA High Income Shares will be held at The Sheraton Springfield Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 24, 2000 at 1:00 p.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

    The Annual Report of CIGNA High Income Shares for the year ended December 31, 1999 has previously been mailed to you.







                                           Sincerely,


                                           /s/ Richard H. Forde

                                           Richard H. Forde
                                           Chairman



--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

   SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.


--------------------------------------------------------------------------------

                            CIGNA HIGH INCOME SHARES


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS







To Shareholders of CIGNA High Income Shares:

     The Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund") will be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 24, 2000 at 1:00 p.m., Eastern Time, for the following purposes:

      (1) To elect five Trustees to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

      (2)   To   ratify   the  appointment  by   the   Board  of  Trustees   of
            PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 2000.

      (3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      Holders of record of the shares of the Fund at the close of business on March 7, 2000 are entitled to vote at the meeting.





                                          /s/ Jeffrey S. Winer

                                          Jeffrey S. Winer
                                          SECRETARY






Worcester, Massachusetts
March 13, 2000

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                            CIGNA HIGH INCOME SHARES

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA High Income Shares (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 24, 2000 at 1:00 p.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified in the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum; however, abstentions and broker non-votes will have no effect on the outcome of the vote.

     The Board of Trustees recommends a vote FOR the election of Trustees and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants. If no specification is made, the proxy will be voted FOR the election of
Trustees as listed, FOR the ratification of the appointment of PricewaterhouseCoopers LLP and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

     At the close of business on March 7, 2000, the record date for the determination of shareholders entitled to vote at the meeting, there were 51,743,655 outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 13, 2000 to shareholders of record on the record date.

     The principal executive offices of the Fund are located at (and its mailing address is) 100 Front Street, Suite 300, Worcester, Massachusetts 01601.

     THE FUND WILL FURNISH TO A SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT. REQUESTS MAY BE MADE BY WRITING TO THE FUND C/O TIMESSQUARE CAPITAL MANAGEMENT, INC., 900 COTTAGE GROVE ROAD, S-215, HARTFORD, CT 06152-2210, ATTN: ALFRED A. BINGHAM III, OR BY CALLING 1-800-426-5523.



                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     At the meeting, five Trustees are to be elected by the shareholders of the Fund. The Board of Trustees has nominated and recommends the election of Messrs. Hugh R. Beath, Richard H. Forde, Russell H. Jones, Thomas C. Jones and Paul J. McDonald. Each of the nominees is currently serving on the Board of Trustees. Shareholders are asked to elect Messrs. Beath, Forde, R. Jones, T. Jones and McDonald as Trustees of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his successor.

     Each of the Trustees of the Fund also serves as a Director of CIGNA Investment Securities, Inc. ("CIS"). TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CIS. CIS will hold an annual meeting on April 24, 2000, at which shareholders will be asked to elect Messrs. Beath, Forde, R. Jones, T. Jones and McDonald as Directors.

     All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Fund, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

     Mr. Beath was first elected to the Board in 1987. Messrs. R. Jones and McDonald were first elected in 1995. Mr. T. Jones was first elected to the Board in 1998. Mr. Forde was appointed to the Board in 1998. Messrs. Beath, Forde, R. Jones, T. Jones and McDonald were last elected by shareholders on April 27, 1999.

     The following table sets forth the number of shares of the Fund and shares of CIGNA beneficially owned by those who served on the Board of Trustees during 1999 and by the Fund's Trustees and officers as a group. The information provided is as of December 31, 1999. As of December 31, 1999, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund or of CIGNA.

NAME                                                    FUND               CIGNA
----                                                    ----               -----
Hugh R. Beath..........................................  339                   0
Richard H. Forde(1)......................................650              20,854
Russell H. Jones.......................................1,000                   0
Thomas C. Jones(1).....................................1,011             134,725
Paul J. McDonald.......................................1,800                   0
Trustees and Officers As a Group.......................4,800             162,744
---------
(1) Includes shares of CIGNA which may be acquired within 60 days upon the exercise of outstanding stock options, as follows: Mr. Forde - 16,470; Mr.
    T. Jones - 110,215.

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended  (the
"Exchange Act"), requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Trustees and greater than 10% beneficial owners were satisfied.

     The following section sets forth as to each nominee his age, present position, his principal occupation or employment during the last five years, his principal affiliations, including any directorships he presently holds in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a Trustee of the Fund, CIGNA Funds Group and CIGNA Variable Products Group, and as a Director of CIGNA Investment Securities, Inc., except that Mr. Forde is not a Trustee of CIGNA Variable Products Group.

NOMINEES:

HUGH  R.  BEATH,  68,  Advisory  Director,   AdMedia  Corporate  Advisors,  Inc.
(investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc.

RICHARD  H.  FORDE*,  46,  Senior  Managing  Director,   TimesSquare  and  CIGNA
Investment Management. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

-------
* Nominee is an "interested person" of the Fund and TimesSquare within the meaning of the Investment Company Act of 1940.

RUSSELL H. JONES, 55, Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial distribution); Corporator, Hartford Seminary; Trustee and Senior Fellow, American Leadership Forum; previously Vice President, Kaman Corporation; Trustee, Connecticut Policy and Economic Counsel.

THOMAS C. JONES*, 53, President, CIGNA Investment Management, a division of CIGNA; President and Director, TimesSquare and CIGNA Investment Group, Inc. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA; previously President, CIGNA Individual Insurance, a division of CIGNA; President, CIGNA Reinsurance - Property & Casualty, a division of CIGNA.

PAUL J. MCDONALD, 56, Special Adviser to Board of Directors, Friendly Ice Cream Corporation (family restaurants and dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Director, Western Massachusetts Electric Company; previously Senior Executive Vice President and Chief Financial Officer, Friendly Ice Cream Corporation.

---------
* Nominee is an "interested person" of the Fund and TimesSquare within the meaning of the Investment Company Act of 1940.

     No officer of the Fund and no Trustee of the Fund received any remuneration from the Fund during 1999 at the same time he was serving as a director, officer or employee of TimesSquare, CIGNA or any of its subsidiaries. The other current Trustees, taken as a group, were paid or accrued Trustee fees for 1999 from the Fund in the aggregate amount of $31,800. Under current compensation arrangements, such Trustees will be entitled to receive from the Fund an annual retainer of $7,100 plus a fee of $200 for each Board meeting attended and $200 for each Committee meeting attended. These Trustees will also be entitled to receive, as compensation for their services as Trustees or Directors, an annual retainer of $2,000, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA Variable Products Group, an annual retainer of $4,000, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Funds Group and an annual retainer of $5,100, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA Investment Securities, Inc. All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA Investment Securities, Inc. so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities. The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Trustees in 1999:

                                                                    TOTAL
                                                                    COMPENSATION
                                                                    FROM FUND
                                                                    AND CIGNA
                                                 AGGREGATE          FUND COMPLEX
NAME OF PERSON,                                  COMPENSATION       PAID TO
POSITION WITH FUND                               FROM FUND          TRUSTEES(C)
------------------                               ----------         ------------
Hugh R. Beath, Trustee(a)......................     10,600               26,800
Richard H. Forde, Trustee,
  Chairman and President.......................          0                    0
Russell H. Jones, Trustee......................     10,600               26,800
Thomas C. Jones, Trustee.......................          0                    0
Paul J. McDonald, Trustee(b)...................     10,600               26,800
                                                 ------------          ---------
                                                 $  31,800             $ 80,400
                                                 ============          =========

-----------
(a) All but $1,231 of Mr. Beath's 1999 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $215,952 as of December 31, 1999.
(b) All but $1,231 of Mr. McDonald's 1999 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $188,470 as of December 31, 1999.
(c) There were four (4) investment companies other than the Fund in the CIGNA fund complex.

     The Board of Trustees held 5 Board meetings during 1999. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board of Trustees has three standing committees as follows:


AUDIT COMMITTEE

     The Audit Committee reviews the accounting controls and procedures and the quality of accounting services rendered to the Fund by independent accountants, and inquires into the work of management and of the independent accountants and the working relationships between them. It has direct access to the independent accountants, and to financial officers and such other officers as the Committee deems desirable. The Committee also has the authority to approve the scope of the annual audit and reports the results of its work to the Board of Trustees on an appropriate schedule. The Committee held two meetings in 1999. The current members of the Committee are Messrs. Beath, R. Jones and McDonald (Chairman), none of whom are interested persons of the Fund.


CONTRACTS COMMITTEE

     The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held two meetings in 1999. The current members of the Committee are Messrs. Beath, R. Jones (Chairman) and McDonald, none of whom are interested persons of the Fund.


NOMINATING COMMITTEE

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held one meeting in 1999. The current members of the Committee are Messrs. Beath (Chairman), R. Jones and McDonald, none of whom are interested persons of the Fund.


REQUIRED VOTE

     Each nominee for Trustee receiving the affirmative vote of a majority of the votes cast for election of Trustees shall be elected. Under the Investment Company Act of 1940, a majority of the voting securities of the Fund means the lesser of (a) the vote of the holders of 67% or more of the outstanding shares of the Fund present in person or by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding shares of the Fund.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has been selected by the Board of Trustees of the Fund as independent accountants for the Fund for the fiscal year ending December 31, 2000. Shareholders are asked to ratify the selection of independent accountants at the meeting.

     For the fiscal year ended December 31, 1999, PricewaterhouseCoopers LLP performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

     PricewaterhouseCoopers LLP also serves as independent accountants for CIGNA Investment Securities, Inc. and for each of the series of shares of CIGNA Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PricewaterhouseCoopers LLP also serves as independent accountants for CIGNA.

     Representatives of PricewaterhouseCoopers LLP may attend the meeting and be provided an opportunity to make a statement and to respond to appropriate questions from shareholders.

REQUIRED VOTE

     The selection of PricewaterhouseCoopers LLP as independent accountants of the Fund will be ratified upon the affirmative vote of a majority of the votes cast by the shareholders of the Fund.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


                             MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in Proposal 1 under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 1999, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 55, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     ALAN C. PETERSEN, 49, Managing Director, TimesSquare; Vice President, CIGNA High Income Shares.

     JEFFREY S. WINER, 42, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; previously Counsel, CIGNA.


                                 OTHER BUSINESS

SHAREHOLDER PROPOSALS FOR 2001

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2001 annual meeting must be received by management of the Fund prior to November 8, 2000. Shareholder proposals not included in the proxy material may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by January 27, 2001.

     The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.


                                        /s/ Jeffrey S. Winer

                                        Jeffrey S. Winer
                                        SECRETARY




Worcester, Massachusetts
March 13, 2000

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]                             CGACM-PS-3/00

                           CIGNA HIGH INCOME SHARES

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The  undersigned  shareholder  hereby  appoints  Richard H. Forde and Jeffrey S.
Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund"), on Monday, April 24, 2000 at 1:00 p.m., Eastern Time, at The Sheraton Springfield Hotel, One Monarch Place, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein with respect to the matters described in the notice and accompanying proxy statement for said meeting. The Directors recommend that you vote "FOR" each of the proposals. As to any other matter, or if any nominee for the office of Trustee is not available for election, said proxies shall vote in accordance with their best judgment.

|------------------------------------------------------------------------------|
|  PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED  |
|  ENVELOPE.                                                                   |
|------------------------------------------------------------------------------|
|------------------------------------------------------------------------------|
|Please sign this proxy exactly as your name appears on the books of the| |Fund. Joint owners should each sign personally. Trustees and other| |fiduciaries should indicate the capacity in which they sign. If a| |corporation or partnership, signature should be that of an authorized officer|
|who should state his or her title.                                            |
|------------------------------------------------------------------------------|

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

 __
/X/  PLEASE MARK VOTES
--   AS IN THIS EXAMPLE                                                                                                    For All
         ____________________________________                  1.   Election of Trustees                For All    With-   Nominees
                                                                                                        Nominees   hold     Except
              CIGNA HIGH INCOME SHARES                                 (01) Mr. Beath  (03) Mr. R. Jones     __       __        __
         ____________________________________                          (02) Mr. Forde  (04) Mr. T. Jones    |__|     |__|      |__|
                                                                                       (05) Mr. McDonald
This proxy will be voted as specified.  If you simply sign
the proxy, it will be voted for proposal 1 and proposal 2.
In their discretion, the proxies will also be authorized to         If you do not wish your shares voted "For" a particular nominee,
vote upon such other matters that may properly come before          mark the "For All Nominees Except" box and strike a line through
the meeting.                                                        the name(s) of the nominee(s).  Your shares will be voted for the remaining nominee(s).
CONTROL NUMBER:
                                                                                                         For     Against   Abstain
                                                               2.   Ratification of the selection of      __       __         __
                                                                    PricewaterhouseCoopers LLP as        |__|     |__|       |__|
                                                                    independent accountants for the
                                                                    Fund for fiscal year 2000.


                                                               3.   In their discretion upon such other matters as may properly come before the meeting.




                                                   |---------------------------|                                                __
    Please be sure to sign and date this Proxy     |Date                       |      Mark box at right if an address has been |__|
|--------------------------------------------------|---------------------------|      noted on the reverse of this card.
|                                                                              |
|                                                                              |
|---Shareholder sign here------------------------Co-owner sign here------------|      RECORD DATE SHARES:


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